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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 24, 2003


                                 FRIEDMAN'S INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-22356                          58-20583
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
      of incorporation)
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                               4 WEST STATE STREET
                             SAVANNAH, GEORGIA 31401
                    (Address of principal executive offices)


                                 (912) 233-9333
              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE.

      Attached hereto as Exhibit 99.1 is a press release published by Friedman's
Inc. on April 24, 2003 which announced Friedman's financial results for its second fiscal quarter ended March 29, 2003, which announced the expected consolidation of the financial statements of Crescent Jewelers for the fiscal year-end September 27, 2003, and which included unaudited pro-forma consolidated balance sheets and income statements for Friedman's and Crescent for the six-month period ended March 29, 2003. This information is being furnished by
Friedman's pursuant to "Item 12. Results of Operations and Financial Condition"
of Form 8-K.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FRIEDMAN'S INC.
                                            (Registrant)

Date: April 28, 2003                         By: /s/ Victor M. Suglia
                                                 -------------------------------
                                                  Victor M. Suglia
                                                  Senior Vice President,
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary


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